October 2016 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com Exhibit 99.1

Forward Looking Statements The Dixie Group, Inc. • Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2

Dixie History



Dixie
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THE DIXIE GROUP

- 1920 Began as Dixie Mercerizing in Chattanooga, TN
- 1990's Transitioned from textiles to floorcovering
- 2003 Refined focus on upper- end floorcovering market
- 2003 Launched Dixie Home - upper end residential line
- 2005 Launched modular tile carpet line – new product category
- 2007 Launched wool products in Masland & Fabrica – high-end designers
- 2010 Residential "soft products" growth strategy
- 2012 New Masland Contract management – performance tile strategy
- 2012 Purchased Colormaster dye house – lower cost
- 2012 Purchased Crown rugs – wool rugs
- 2013 Purchased Robertex - wool carpet manufacturing
- 2014 Expanded and realigned manufacturing to increase capacity
- 2014 Purchased Atlas Carpet Mills – high-end commercial business
- 2014 Purchased Burtco - computerized yarn placement for hospitality

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Dixie Today • Commitment to brands in the upper- end market with strong growth potential. • Diversified between Commercial and Residential markets. • Diversified customer base (TTM Basis) – Top 10 carpet customers • 14% of sales – Top 100 carpet customers • 28% of sales 4

5 Dixie Group Drivers What affects our business? The market dynamics: • Residentially • The market is driven by home sales and remodeling. • New construction is a smaller effect. • Dixie is driven by the wealth effect. • The stock market and consumer confidence. • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures. • Dixie is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involves a designer.

New and Existing Home Sales Seasonally Adjusted Annual Rate 6 New 1,000 Existing 1,000 Source: National Association of Realtors (existing) and census.gov/newhomesales 3,000 3,500 4,000 4,500 5,000 5,500 6,000 250 300 350 400 450 500 550 600 650 700 750 800 Jan '13 Jan '14 Jan '15 Jan '16 • “Existing-home sales eased up in August for the second consecutive month despite mortgage rates near record lows as higher home prices and not enough inventory for sale kept some would-be buyers at bay." • "While recent data from the U.S. Census Bureau shows that household incomes rose strongly last year, home prices are still outpacing incomes in many metro areas because of the persistent shortage of new and existing homes for sale. Without more supply, the U.S. homeownership rate will remain near 50-year lows." Lawrence Yun Chief Economist National Association of Realtors September 22, 2016

Residential and Commercial Fixed Investment 7 Rebound in residential activity Commercial activity is down We expect 2016 to continue the rebound of residential fixed investment as a percent of GDP

The Industry as compared to The Dixie Group 8 Source: U.S. Bureau of Economic Analysis and Company estimates

2015 U.S. Flooring Manufacturers 9 Source: Floor Focus Carpet includes sales of carpet as broadloom, modular tile and rugs Flooring includes sales of carpet, rugs, ceramic floor tile, wood, laminate, resilient and rubber Carpet & Rug Leaders Carpet $ in millions Carpet % Flooring $ in millions Flooring % Shaw (Berkshire Hathaway) $ 3,200 29.5% 3,929 19.1% Mohawk (MHK) $ 2,653 24.5% 4,585 22.3% Engineered Floors (Private) $ 540 5.0% 540 2.6% Interface (TILE) $ 520 4.8% 520 2.5% Beaulieu (Private) $ 504 4.6% 524 2.6% Dixie (DXYN) $ 419 3.9% 419 2.0% Imports & All Others $ 3,016 27.7% 10,009 48.9% U.S. Carpet & Rug Market $ 10,852 100% 20,526 100.0%

Dixie versus the Industry TTM Q3 2016 U.S. Carpet & Rug Market of $10.2 billion 10 Source: Floor Focus and Dixie Group estimate Residential 54%Commercial 46% High- End Residential 66% High- End Commercial 34% TTM Q3 2016 Dixie sales

Carpet Growth Dixie Market Share in Dollars and Units 11

Industry Positioning The Dixie Group • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven 12

Residential Market Positioning The Dixie Group 13 BROADLOOM RESIDENTIAL SALES T O T A L M A R K E T : S Q U A R E Y A R D S OR S AL E S DO L L A R S ESTIMATED TOTAL WHOLESALE MARKET FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS Positioning of Dixie Brands by Price Point Segment Dixie Home Fabrica INDUSTRY AVERAGE PRICE/ SQ YD $0 $14 $21 $28 $35 $42 $49 Note: Industry average price is based on sales reported through industry sources. Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc. $8 Masland FOCUSED NATIONAL SUPPLIER IN THE UPPER END OF THE SOFT FLOOR COVERING MARKET

Dixie Group High-End Residential Sales All Residential Brands Masland Dixie Home Fabrica 14 Sales by Brand for TTM Q3 2016

Dixie Group High-End Residential Sales All Brands RetailerDesigner Mass Merchant Builder Commercial Specialty - OEM 15 Sales by Channel for TTM Q3 2016 The company believes that a significant portion of retail sales also involve a designer

• Well-styled moderate to upper priced residential broadloom line – Known for differentiated pattern and color selection • Dixie Home provides a “full line” to retailers – Sells specialty and mass merchant retailers • Growth initiatives – Stainmaster® Tru Soft TM Fiber Technology – Stainmaster® PetProtect ® Fiber Technology 16

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 26% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft™ Fiber Technology – Stainmaster® PetProtect ® Fiber Technology – Wool products in both tufted and woven constructions 17

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 32% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiatives – Stainmaster® TruSoft™ Fiber Technology – Fabrica Permaset dyeing process “unlimited color selection in wool” 18

Commercial Market Positioning The Dixie Group • We focus on the “high-end specified soft floorcovering contract market” • Our Atlas brand – Designer driven focused on the fashion oriented market space • Our Masland Contract brand – Broad product line for diverse commercial markets • Our Masland Hospitality brand – Custom products for the hospitality industry • Our Masland Residential sales force – Sells “main street commercial” through retailers 19

• Atlas is our premium commercial brand • Dedicated to serving the architect and designer needing finer goods • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings • With state-of-the-art tufting machines Atlas can quickly manufacture both custom and running line products 20

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Masland Contract Modular Carpet Tile – Masland Hospitality using “computerized yarn placement” technology – Calibre Luxury Vinyl Tile 21

Hospitality Corporate Education Store Planning Gov't Health Care Other 22 Sales by Channel for TTM Q3 2016 Channels: Interior Design Specifier and Commercial End User

Dixie Group Sales $ in millions $331 $321 $283 $205 $231 $270 $266 $345 $407 $422 $396 2006 2008 2010 2012 2014 2016 Annualized Net Sales (millions) 23 Includes Atlas Carpet Mills since March 2014 and Burtco since September 2014

Sales & Operating Income
$ in millions

THE DIXIE GROUP

	Y 2007	Y 2008	Y 2009	Y 2010	Y 2011	Y 2012	Y 2013	Y 2014	Y 2015	YTD 2016
Net Sales	321	283	203	231	270	266	344	407	422	295
Net Income (Loss)	6.2	(31.5)	(42.2)	(4.7)	1.0	(0.9)	5.3	(1.4)	(2.4)	(2.6)
Non-GAAP Adjusted Op. Income	16.7	1.5	(8.4)	(1.0)	5.1	3.5	16.4	4.7	4.9	1.3
Non-GAAP Adjusted EBITDA	29.7	15.5	5.3	10.3	14.5	13.2	26.5	17.7	19.0	11.5

	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Net Sales	107.9	109.0	104.6	95.9	110.0	108.9	107.8	89.2	105.3	100.3
Net Income (Loss)	(0.6)	(0.2)	(5.2)	(2.5)	0.5	0.1	(0.5)	(4.8)	1.7	0.5
Non-GAAP Adjusted Op. Income	2.8	3.4	(0.6)	(1.9)	3.1	1.9	1.9	(4.4)	3.8	1.9
Non-GAAP Adjusted EBITDA	6.1	6.8	2.8	1.7	6.7	5.5	5.1	(0.9)	7.1	5.3

Change Year over Year	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Net Sales	24.3	19.1	9.2	10.8	2.0	(0.1)	3.2	(6.6)	(4.6)	(8.6)
Net Sales % Change	29.1%	21.2%	9.6%	12.7%	1.9%	-0.1%	3.1%	-6.9%	-4.2%	-7.9%
Net Income (Loss)	(2.3)	(1.6)	(6.8)	(7.1)	1.1	0.3	4.7	(2.3)	1.2	0.5
Non-GAAP Adjusted Op. Income	(1.9)	(1.3)	(4.5)	(1.0)	0.2	(1.5)	2.6	(2.5)	0.8	0.1
Non-GAAP Adjusted EBITDA	(1.0)	(0.7)	(3.5)	(0.4)	0.6	(1.2)	2.3	(2.7)	0.4	(0.2)

Note: 2011 had and 2016 will have 53 operating weeks, all other periods had 52 operating weeks

Note: Non-GAAP reconciliation starting on slide 28

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Current Business Conditions 2016 Initiatives • We continue to see lower costs through our quality initiatives. • We have completed our facility consolidation plan. • We completed the consolidation of our west coast coater operations, lowering cost and streamlining our operations. • We are decreasing our cost structure in response to lower demand. • Our carpet sales over the first four weeks of the fourth quarter are down high single digits as compared with the same period last year. We believe the entire floorcovering industry has been impacted by lower levels of consumer expectations and political uncertainty. • The soft floorcovering market has been down all year versus last year. • We have launched a new luxury vinyl tile line through our Masland Contract business. This complementary line of products will improve our product offering to the design community as we offer a complete solution to the specified commercial design community. 25

Outlook for 2016

THE DIXIE GROUP

- Masland Contract is launching the Calibre High Performance LVT flooring line.
  - The combination of Masland Contracts Calibre LVT Collection, Custom Rug capabilities, Modular & Broadloom signature styles and Customs, make Masland Contract a producer that can be a complete solution for the commercial specifier to create beautiful and high performance interiors.
- In the residential market our Dixie Home, Masland and Fabrica brands provide a ‘good, better, best’ to consumers looking for unique, quality carpets and rugs.
  - Our investment in tufting technology allows us to provide distinctive products to support the success of flooring dealers and interior designers. Each brand speaks to the customer and addresses their personal tastes, whether traditional, transitional or urban modern.

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Non-GAAP Information 28 Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus one time items so defined (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses included in selling, general and administrative, less direct acquisition expenses, less one time items so defined. (Note 2) The Company defines Adjusted Operating Income as Operating Income plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 3) The company defines Adjusted Income from Continuing Operations as net income plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined , all tax effected. (Note 4) The Company defines Adjusted EBIT as net income plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 5) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures. The change in net working capital is the change in current assets less current liabilities between periods. (Note 6)

Non-GAAP Information

THE DIXIE GROUP

Non-GAAP Gross Profit	2009	2010	2011	2012	2013	2014	2015	Q1 2016	Q2 2016	Q3 2016
Net Sales	203,480	231,322	270,110	266,372	344,374	406,588	422,484	89,234	105,316	100,297
Gross Profit	52,105	56,651	65,506	65,372	85,569	95,497	106,231	19,506	28,242	25,831
Plus: Business integration expense	-	-	-	1,383	4,738	445	-	-	-	-
Plus: Amortization of inventory step up	-	-	-	-	367	606	-	-	-	-
Non-GAAP Adj. Gross Profit (Note 1)	52,105	56,651	65,506	66,755	90,674	96,548	106,231	19,506	28,242	25,831
Gross Profit as % of Net Sales	25.6%	24.5%	24.3%	24.5%	24.8%	23.5%	25.1%	21.9%	26.8%	25.8%
Non-GAAP Adj. Gross Profit % of Net Sales	25.6%	24.5%	24.3%	25.1%	26.3%	23.7%	25.1%	21.9%	26.8%	25.8%

Non-GAAP S,G&A	2009	2010	2011	2012	2013	2014	2015	Q1 2016	Q2 2016	Q3 2016
Net Sales	203,480	231,322	270,110	266,372	344,374	406,588	422,484	89,234	105,316	100,297
Selling and Administrative Expense	60,542	57,362	60,667	63,489	76,221	93,182	100,422	23,666	24,320	23,774
Plus: Business integration expense	-	-	-	-	(1,706)	(1,429)	-	-	-	-
Less: Acquisition expenses	-	-	-	(318)	(350)	(789)	-	-	-	-
Non-GAAP Adj. Selling and Admin. Expense	60,542	57,362	60,667	63,171	74,164	90,964	100,422	23,666	24,320	23,774
S,G&A as % of Net Sales	29.8%	24.8%	22.5%	23.8%	22.1%	22.9%	23.8%	26.5%	23.1%	23.7%
Non-GAAP S,G&A as % of Net Sales (Note 2)	29.8%	24.8%	22.5%	23.7%	21.5%	22.4%	23.8%	26.5%	23.1%	23.7%

Non-GAAP Operating Income	2009	2010	2011	2012	2013	2014	2015	Q1 2016	Q2 2016	Q3 2016
Net Sales	203,480	231,322	270,110	266,372	344,374	406,588	422,484	89,234	105,316	100,297
Operating income (loss)	(45,390)	(2,570)	5,668	1,815	8,855	(5,236)	1,990	(5,840)	3,403	1,916
Plus: Acquisition expenses	-	-	-	318	350	789	-	-	-	-
Plus: Amortization of inventory step up	-	-	-	-	367	606	-	-	-	-
Plus: Business integration expense	-	-	-	1,383	6,616	1,874	-	-	-	-
Plus: Facility consolidation expense	4,091	1,556	(563)	-	-	5,514	2,946	1,413	403	-
Plus: Impairment of assets	1,459	-	-	-	195	1,133	-	-	-	-
Plus: Impairment of goodwill	31,406	-	-	-	-	-	-	-	-	-
Non-GAAP Adj. Operating Income (Loss) (Note 3)	(8,434)	(1,014)	5,105	3,516	16,384	4,681	4,936	(4,427)	3,806	1,916
Operating income as % of net sales	-22.3%	-1.1%	2.1%	0.7%	2.6%	-1.3%	0.5%	-6.5%	3.2%	1.9%
Adjusted operating income as a % of net sales	-4.1%	-0.4%	1.9%	1.3%	4.8%	1.2%	1.2%	-5.0%	3.6%	1.9%

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Non-GAAP Information

THE DIXIE GROUP

Non-GAAP Income from Continuing Operations	2009	2010	2011	2012	2013	2014	2015	Q1 2016	Q2 2016	Q3 2016
Net income (loss) as reported	(42,241)	(4,654)	986	(927)	5,291	(1,402)	(2,426)	(4,767)	1,677	534
Less: (Loss) from discontinued, net tax	(382)	(280)	(286)	(275)	(266)	(2,075)	(148)	(10)	62	(39)
Income (loss) from Continuing Operations	(41,859)	(4,374)	1,272	(653)	5,557	673	(2,278)	(4,757)	1,615	573
Plus: Business integration expense	-	-	-	1,383	6,616	1,874	-	-	-	-
Plus: Facility consolidation expense	4,091	1,556	(563)	-	-	5,514	2,946	1,413	403	-
Plus: Amortization of inventory step up	-	-	-	-	367	606	-	-	-	-
Plus: Acquisition expenses	-	-	-	318	350	789	-	-	-	-
Less: Gain on purchase of business	-	-	-	-	-	(11,110)	-	-	-	-
Plus: Impairment of assets	1,459	-	-	-	195	1,133	-	-	-	-
Plus: Impairment of goodwill	31,406	-	-	-	-	-	-	-	-	-
Plus: Tax effect of above	(14,043)	(591)	214	(646)	(2,861)	453	(1,119)	(537)	(153)	-
Plus: Prior years tax credits and val. allowance	-	-	-	-	-	-	-	-	-	-
Non-GAAP Adj. (Loss) / Inc from Cont. Op's (Note	(18,946)	(3,409)	923	402	10,224	(68)	(451)	(3,881)	1,865	573
Adj diluted EPS from Cont. Op's	(1.54)	(0.27)	0.07	0.03	0.80	(0.00)	(0.03)	(0.25)	0.12	0.04
Wt'd avg. common shares outstanding - diluted	12,331	12,524	12,623	12,638	12,852	14,382	15,536	15,600	15,783	15,744

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Non-GAAP Information

THE DIXIE GROUP

Non-GAAP EBIT and EBITDA	2009	2010	2011	2012	2013	2014	2015	Q1 2016	Q2 2016	Q3 2016
Net income (loss) as reported	(42,241)	(4,654)	986	(927)	5,291	(1,402)	(2,426)	(4,767)	1,677	534
Less: (Loss) from discontinued, net tax	(382)	(280)	(286)	(275)	(266)	(2,075)	(148)	(10)	62	(39)
Plus: Taxes	(8,870)	(2,604)	684	(401)	(576)	1,055	(714)	(2,415)	451	27
Plus: Interest	5,521	4,124	3,470	3,146	3,756	4,301	4,935	1,324	1,333	1,312
Non-GAAP Adjusted EBIT (Note 5)	(45,208)	(2,854)	5,426	2,092	8,737	6,029	1,943	(5,848)	3,399	1,912
Plus: Depreciation and amortization	13,504	11,575	9,650	9,396	10,263	12,908	14,120	3,498	3,325	3,410
EBITDA	(31,704)	8,721	15,075	11,488	18,999	18,937	16,063	(2,350)	6,724	5,322
Plus: Acquisition expenses	-	-	-	318	350	789	-	-	-	-
Plus: Amortization of inventory step up	-	-	-	-	367	606	-	-	-	-
Less: Gain on purchase of business	-	-	-	-	-	(11,110)	-	-	-	-
Plus: Business integration expense	-	-	-	1,383	6,616	1,874	-	-	-	-
Plus: Facility consolidation expense	4,091	1,556	(563)	-	-	5,514	2,946	1,413	403	-
Plus: Impairment of assets	1,459	-	-	-	195	1,133	-	-	-	-
Non-GAAP Adj. EBITDA (Note 5)	5,252	10,277	14,512	13,189	26,528	17,743	19,009	(937)	7,127	5,322
Non-GAAP Adj. EBITDA as % of Net Sales	2.6%	4.4%	5.4%	5.0%	7.7%	4.4%	4.5%	-1.1%	6.8%	5.3%

Non-GAAP Free Cash Flow	2009	2010	2011	2012	2013	2014	2015	Q1 2016	Q2 2016	Q3 2016
Non-GAAP Adjusted EBIT (from above)	(45,208)	(2,854)	5,426	2,092	8,737	6,029	1,943	(5,848)	3,399	1,912
Times: 1 - Tax Rate = EBIAT	(28,029)	(1,769)	3,364	1,297	5,417	3,738	1,205	(3,626)	2,107	1,185
Plus: Depreciation and amortization	13,504	11,575	9,650	9,396	10,263	12,908	14,120	3,498	3,325	3,410
Plus: Non Cash Impairment of Assets, Goodwill	32,865	-	-	-	195	1,133	-	-	-	-
Minus: Net change in Working Capital	(23,975)	996	9,589	10,786	17,714	11,546	(1,970)	(4,671)	(3,330)	927
Non-GAAP Cash from Operations	42,315	8,810	3,425	(93)	(1,839)	6,234	17,295	4,543	8,762	3,668
Minus: Capital Expenditures	511	1,761	6,735	4,052	13,257	32,825	12,230	1,218	1,020	1,357
Minus: Business / Capital acquisitions	-	-	-	6,961	1,863	9,331	-	-	-	-
Non-GAAP Free Cash Flow (Note 6)	41,804	7,049	(3,310)	(11,106)	(16,959)	(35,922)	5,065	3,325	7,742	2,311

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32 Facility Consolidation Information Facility Consolidation Plan Summary 2013 2014 2015 Q1 2016 Q2 2016 Q3 2016 2016 Total Colormaster dryer write off 195 - - - - - - 195 West Coast Facility consolidation - 1,366 202 - - - - 1,568 East Coast Facility consolidation - 4,148 2,016 1,342 398 - 1,740 7,904 East Coast Asset write off - 1,133 - - - - - 1,133 Corporate Office consolidation - - 728 71 5 - 76 804 Total facility consolidation and asset write off 195 6,647 2,946 1,413 403 - 1,816 11,604